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                         ING VP BALANCED PORTFOLIO, INC.
                           ING VP Balanced Portfolio

                        Supplement dated June 17, 2005
           to the Adviser Class Prospectus, the Class I Prospectus
                          and the Class S Prospectus
                          Each dated April 29, 2005

Effective June 17, 2005, the following changes are made to the Prospectuses:

1. The first sentence of the third paragraph under the section entitled "Investment Strategy" on page 4 of the Adviser Class Prospectus, the Class I Prospectus and the Class S Prospectus is deleted in its entirety and replaced with the following:

         The Portfolio normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in debt (including money market instruments).

2. The following is inserted above the first paragraph of the section entitled "Management of the Portfolios - ING VP Balanced Portfolio" on page 29 of the Adviser Class Prospectus and page 42 of the Class I Prospectus and the Class S Prospectus:

         The following individuals share responsibility for the day-to-day management of the Portfolio:

         The equity portion of the Portfolio has been managed by Hugh Whelan since 2004. Mr. Whelan has been with ING IM since 1989 and is Head of Quantitative Equities. Mr. Whelan previously served as a quantitative portfolio manager in ING IM's fixed income group specializing in corporate securities.

         The fixed-income portion of the Portfolio has been managed by James B. Kauffmann since 2002. Mr. Kauffmann joined ING Groep N.V. in 1996 and has over 18 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed-income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

         Mary Ann Fernandez and Shiv Mehta are jointly responsible for establishing the overall asset allocation strategy for the Portfolio.


                PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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[ING LOGO]

June 17, 2005

VIA EDGAR

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

RE:  ING VP BALANCED PORTFOLIO, INC.
     (File Nos.  33-27247; 811-5773)


Ladies and Gentlemen:

Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, enclosed for filing via the EDGAR system on behalf of ING VP Balanced Portfolio, Inc. is a supplement dated June 17, 2005, to the ING Variable Products Funds' Adviser Class Prospectus, Class I Prospectus and Class S Prospectus each dated April 29, 2005.

If you have any questions concerning the attached filing, please contact Kim Palmer at (480) 477-2674 or the undersigned at (480) 477-2649.

                                       Regards,


                                      /s/ Paul A. Caldarelli
                                      ----------------------
                                      Paul A. Caldarelli
                                      Counsel
                                      ING U.S. Legal Services




7337 E. Doubletree Ranch Rd.          Tel: 480-477-3000
Scottsdale, AZ 85258-2034             Fax: 480-477-2700
                                      www.ingfunds.com